UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2004


                                MONACO GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0 - 50752               98-0404764
           --------                     ---------               ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)


          20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 213-0028
                                 --------------
                         (Registrant's telephone number)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

On July 1, 2004, Monaco Group Inc., a Delaware corporation (the "Company"), entered into a Share Purchase Agreement with Amton Inc., a New York corporation ("Amton") (the "Share Purchase Agreement"). Under the terms of the Share Purchase Agreement, Amton will sell to the Company all of the issued and outstanding shares of Bayshore Foods Inc., an Ontario corporation ("Bayshore"), in consideration of a note payable in the amount of $350,000 Canadian dollars and 400,000 shares of the common stock of the Company ("Transaction").

On August 20, 2004, the parties closed the Transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)  Financial statements of business acquired.

     The financial statements required by this item are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but no later than November 15, 2004.

(b)  Pro forma financial information.

     The pro forma financial information required by this item is not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but no later than November 15, 2004.

(c)  Exhibits

Exhibit Number      Description
--------------      -----------
10.4                Share  Purchase  Agreement  dated  July 1, 2004 By and Among
                    Monaco Group Inc. and Amton Inc. (incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on July 2, 2004).

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Monaco Group Inc.
                                                -----------------
                                                (Registrant)



                                                /s/ Peter Nelipa
                                                -------------------------------
                                                Peter Nelipa
                                                Chief Executive Officer
                                                (Duly Authorized Officer)

                                                Date: August 30, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number      Description
--------------      -----------
10.4                Share  Purchase  Agreement  dated  July 1, 2004 By and Among
                    Monaco Group Inc. and Amton Inc. (incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on July 2, 2004).